Investor Presentation Second Quarter 2017 Steve Gardner Chairman, President & Chief Executive Officer sgardner@ppbi.com - 949-864-8000 Exhibit 99.1 Filed by Pacific Premier Bancorp, Inc. Pursuant to Rule 425 under the Securities Act of 1933 Subject Company: Plaza Bancorp SEC Registration Statement No.: 333-

2 Forward-Looking Statements and Where to Find Additional Information Forward Looking Statements This investor presentation may contain forward-looking statements regarding Pacific Premier Bancorp, Inc. ("PPBI"), including its wholly owned subsidiary Pacific Premier Bank (“Pacific Premier”), Plaza Bancorp (“Plaza"), including its wholly owned subsidiary Plaza Bank and the proposed acquisition. In addition, the statements contained in this presentation that are not historical facts are forward-looking statements based on management’s current expectations and beliefs concerning future developments and their potential effects on PPBI including, without limitation, plans, strategies and goals, and statements about the Company’s expectations regarding revenue and asset growth, financial performance, loan and deposit growth, yields and returns, shareholder value creation and the impact of acquisitions, including the proposed acquisition of Plaza. Such statements involve inherent risks and uncertainties, many of which are difficult to predict and are generally beyond the control of the Company. There can be no assurance that future developments affecting the Company will be the same as those anticipated by management. The Company cautions readers that a number of important factors could cause actual results to differ materially from those expressed in, or implied or projected by, such forward-looking statements. These risks and uncertainties include, but are not limited to, the following: the expected cost savings, synergies and other financial benefits from PPBI’s acquisition, including its proposed acquisition of Plaza, might not be realized within the expected time frames or at all; governmental approval of the Plaza acquisition may not be obtained or adverse regulatory conditions may be imposed in connection with governmental approvals of the Plaza acquisition; conditions to the closing of the acquisition may not be satisfied; the shareholders of Plaza may fail to approve the consummation of the acquisition; the strength of the United States economy in general and the strength of the local economies in which PPBI conducts operations; the effects of, and changes in, trade, monetary and fiscal policies and laws, including interest rate policies of the Board of Governors of the Federal Reserve System; inflation, interest rate, market and monetary fluctuations; the timely development of competitive new products and services and the acceptance of these products and services by new and existing customers; the willingness of users to substitute competitors’ products and services for PPBI’s products and services; the impact of changes in financial services policies, laws and regulations (including the Dodd-Frank Wall Street Reform and Consumer Protection Act) and of governmental efforts to restructure the U.S. financial regulatory system; technological changes; changes in the level of the PPBI’s nonperforming assets and charge-offs; any oversupply of inventory and deterioration in values of California real estate, both residential and commercial; the effect of changes in accounting policies and practices, as may be adopted from time-to-time by bank regulatory agencies, the Securities and Exchange Commission (“SEC”), the Public Company Accounting Oversight Board, the Financial Accounting Standards Board or other accounting standards setters; possible other-than-temporary impairment of securities held by us; changes in consumer spending, borrowing and savings habits; the effects of the PPBI’s lack of a diversified loan portfolio, including the risks of geographic and industry concentrations; ability to attract deposits and other sources of liquidity; changes in the financial performance and/or condition of our borrowers; changes in the competitive environment among financial and bank holding companies and other financial service providers; unanticipated regulatory or judicial proceedings; and the PPBI’s ability to manage the risks involved in the foregoing. Additional factors that could cause actual results to differ materially from those expressed in the forward-looking statements are discussed in PPBI’s 2016 Annual Report on Form 10-K. Annualized, pro forma, projected and estimated numbers in this investor presentation are used for illustrative purposes only, are not forecasts and may not reflect actual results. PPBI and Plaza undertake no obligation to revise or publicly release any revision or update to these forward-looking statements to reflect events or circumstances that occur after the date on which such statements were made. Additional Information About the Merger This investor presentation does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. In connection with the proposed acquisition transaction, PPBI will file a registration statement on Form S-4 with the SEC that will include a consent solicitation statement of Plaza. PPBI also plans to file other relevant materials with the SEC. The registration statement will contain a joint proxy statement/prospectus to be distributed to the shareholders of Plaza and PPBI in connection with their vote on the acquisition. SHAREHOLDERS OF PLAZA ARE ENCOURAGED TO READ THE REGISTRATION STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE CONSENT SOLICITATION STATEMENT/PROSPECTUS THAT WILL BE PART OF THE REGISTRATION STATEMENT, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED ACQUISITION. The final consent solicitation statement/prospectus will be mailed to shareholders of Plaza. Investors and security holders will be able to obtain the documents, and any other documents PPBI has filed with the SEC, free of charge at the SEC's website, www.sec.gov. In addition, documents filed with the SEC by PPBI will be available free of charge by (1) accessing PPBI’s website at www.ppbi.com under the “Investor Relations” link and then under the heading “SEC Filings”, (2) writing PPBI at 17901 Von Karman Avenue, Suite 1200, Irvine, CA 92614, Attention: Investor Relations, or (3) writing Plaza at 18200 Von Karman Avenue Suite 500, Irvine , CA 92612, Attention: Corporate Secretary. The directors, executive officers and certain other members of management and employees of Plaza may be deemed to be participants in the solicitation of consents in favor of the acquisition from the shareholders of Plaza. Additional information regarding the interests of those participants and other persons who may be deemed participants in the transaction may be obtained by reading the consent solicitation statement/prospectus regarding the proposed acquisition when it becomes available. Free copies of this document may be obtained as described in the preceding paragraph.

3 33 Full-Service Branch Locations** Company Profile Exchange / Listing NASDAQ: PPBI Focus Small & Mid-Market Businesses Total Assets $7.7 Billion** Branch Network * Market data as of 8/10/2017 ** Pro forma as of 6/30/2017 Pacific Premier Branch Footprint Headquarters Irvine, CA # of Research Analysts 7 Analysts Market Cap $1.42 Billion* Avg. Daily Volume 233,053 Shares* Note: Pro forma with Plaza PPBI Branch Plaza Branch

4 Strategic Transformation 2008 - 2012  Organic growth driven by dynamic sales culture  Geographic expansion through highly accretive FDIC-assisted acquisitions  Canyon National Bank (“CNB”) - $192 million in assets, closed on 2/11/2011 (FDIC-Assisted)  Palm Desert National Bank (“PDNB”) - $103 million in assets, closed on 4/27/2012 (FDIC-Assisted) 2017 and Beyond  Focus on producing EPS growth from scale, efficiency and balance sheet leverage  Target ROAA and ROATCE of 1.25% and 15%, respectively  Continue disciplined organic and acquisitive growth increasing scarcity value 2013 - 2017  Build out of commercial banking platform through acquisitions  First Associations Bank (“FAB”) - $424 million in assets, closed on 3/15/2013 (151 days)  San Diego Trust Bank (“SDTB”) - $211 million in assets, closed on 6/25/2013 (111 days)  Infinity Franchise Holdings (“IFH”) - $80 million in assets, closed on 1/30/2014 (73 days)  Independence Bank (“IDPK”) - $422 million in assets, closed on 1/26/2015 (96 days)  Security California Bancorp (“SCAF”) - $715 million in assets, closed 1/31/2016 (123 days)  Heritage Oaks Bancorp (“HEOP”) – $2 billion in assets, closed on 4/1/2017 (109 days)  Plaza Bancorp (“PLZZ”) - $1.3 billion in assets, announced on 8/9/2017 A balance of organic and acquisitive growth to create a California centric commercial bank franchise with $7.7 billion in assets (proforma)

5 $961 $1,174 $1,714 $1,745 $1,922 $2,034 $2,039 $2,753 $2,637 $2,714 $2,790 $3,562 $3,598 $3,755 $4,036 $4,174 $6,441 $7,707 $- $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 $7,000 $8,000 $9,000 2011 2012 2013 Q1 '14 Q2 '14 Q3 '14 Q4 '14 Q1 '15 Q2 '15 Q3 '15 Q4 '15 Q1 '16 Q2 '16 Q3 '16 Q4 '16 Q1 '17 Q2 '17 Q2 '17 Pro FormaNon-Acquired Acquired History of PPBI Total Assets – Acquired vs. Non-Acquired February 2011 Acquired Canyon National Bank ($192MM assets) in FDIC-assisted deal January 2016 Acquired SCAF ($715MM assets) Timely and efficient acquisitions have accelerated PPBI’s growth and performance April 2017 Acquired HEOP ($2.0B assets)  Total assets compound annual growth rate of 46% since 2011 Source: SNL Financial, as of 6/30/2017 Note: Pro forma does not include purchase accounting or merger related adjustments August 2017 Announced acquisition of Plaza ($1.3B assets)March 2013 and June 2013 Acquired First Associations Bank ($424MM assets) and San Diego Trust Bank ($211MM assets) April 2012 Acquired Palm Desert National Bank ($103MM assets) in FDIC- assisted deal January 2014 Acquired Infinity Franchise Holdings ($80MM assets), a specialty finance company January 2015 Acquired Independence Bank ($422MM assets)

Commercial Lines of Business

Business Banking

- Small and middle market business banking focus
- Full suite of business banking services, including: cash management, payroll and merchant card services
- Customized commercial and industrial ("C&I") and commercial real estate ("CRE") loans
- C&I and CRE business loans (30% of loan portfolio)
- Originated **$148M Q2 2017** vs. **$94M Q2 2016**

SBA Lending

- Nationwide origination capability
- Small Business Administration ("SBA") Loans
- California Capital Access Program ("Cal CAP") Loans
- United State Department of Agriculture ("USDA") Loans
- Originated **$35M Q2 2017** vs. **$36M Q2 2016**
- Sell guaranteed portion – 75%
- Gross gain rates 8-12%

Franchise Lending

- National lender for established and experienced owner operators of Quick Serve Restaurants
- C&I and CRE based lending secured by equipment and real estate
- Originated **$92M Q2 2017 vs. $47M Q2 2016**
- Average originated rate of 4.9% Q2 2017

Construction Lending

- Construction loans for developers and owner users on properties predominantly in coastal SoCal
- New team assembled in first half of 2013
- Originated **$74M Q2 2017** vs. **$74M Q2 2016**
- 7% of loan portfolio
- Attractive risk adjusted yields

HOA Banking

- Nationwide leader of customized cash management, electronic banking services and credit facilities for:
- Home Owner Association ("HOA") Companies
- HOA Management Companies
- Predominately MMAs and demand deposits

Income Property Lending

- Credit facilities and banking services for commercial real estate investors in SoCal
- Structured CRE and bridge loan flexibility
- Originated **$85M Q2 2017** and **$27M Q2 2016**
- 22% of loan portfolio

6

7 Increasing Loan Volumes & Attractive Yields $251 $299 $322 $385 $455 $492 4.97% 4.93% 4.87% 4.80% 4.88% 4.99% 3.00% 3.50% 4.00% 4.50% 5.00% - 100 200 300 400 500 600 1Q'16 2Q'16 3Q'16 4Q'16 1Q'17 2Q'17 Business Loans Real Estate Loans Other Loans Weighted Average Coupon Note: All dollars in millions

8 Commercial Bank Transformation - Deposit Composition Deposits – 12/31/2009 Deposits – 6/30/2017 Total Deposits: $618.7 Million Cost of Deposits: 1.91% Total Deposits: $4.9 Billion Cost of Deposits: 0.25% Noninterest- Bearing Demand 5% Interest-Bearing Demand 4% Money Market/ Savings 23%Certificates of Deposit 68% Noninterest- Bearing Demand 37% Interest- Bearing Demand 7% Money market/ Savings 40% Certificates of Deposit 16% • 37% of deposit balances are noninterest-bearing deposits • 84% of deposits are non-maturity deposits • 91% of deposits are core deposits* * Core deposits are all transaction accounts and non-brokered CD accounts below $250,000

9 Commercial and Industrial 5% CRE Owner Occupied 18% CRE Non-Owner Occupied 26% Multi-Family 48% 1-4 Family 2% Other 1% Commercial Bank Transformation – Loan Composition Loans – 12/31/2009 Loans – 6/30/2017 • Loan portfolio is high quality and well-diversified • Business-related loans represent 44% of total loans at 6/30/17* • Business loan commitments originated for 1H’17 were $568 million, 60% of total commitments Total Loans: $576.3 Million Total Loans: $4.9 Billion * Business loans are defined as commercial and industrial, franchise, commercial owner occupied and SBA CRE Non-Owner Occupied 22% Multi-Family 15% Commercial and Industrial 15% CRE Owner Occupied 15% Franchise 12% Construction & Land 7% 1-4 Family 7% Farmland & Agricultural 5% SBA 2%

10 Conservative Credit Culture Nonperforming Assets to Total Assets (%) The Company has a history of effective credit risk management and outperforming peers • Tactical loan sales utilized strategically to manage various risks • Nonperforming assets to total assets of 0.01% 1.04 1.70 1.58 1.66 1.36 0.48 0.58 0.40 3.26 1.62 1.31 0.76 0.55 1.67 1.08 0.38 0.33 0.21 0.15 0.20 0.20 0.14 0.12 0.12 0.21 0.19 0.18 0.18 0.17 0.13 0.17 0.04 0.02 0.01 2.93 3.62 3.96 4.11 4.26 4.30 4.24 4.39 4.23 4.29 4.06 4.04 3.77 3.48 3.39 3.21 2.96 1.56 1.24 1.10 1.18 1.05 0.91 0.80 0.74 0.69 0.59 0.58 0.74 0.53 0.48 0.50 0.49 - 0.50 1.00 1.50 2.00 2.50 3.00 3.50 4.00 4.50 5.00 PPB Peers * CNB Acquisition 2/11/11 PDNB Acquisition 4/27/12 * Peer group consists of all insured commercial banks in California with assets between $1 and $10 billion, from SNL Financial.

11 CRE to Capital Concentration • CRE concentrations are well managed across the organization • Our growth across our key businesses has diversified our loan portfolio Managed Growth CRE as a Percent of Total Capital 627% 499% 415% 372% 310% 349% 316% 336% 362% 352% 365% 376% 378% 340% 0% 100% 200% 300% 400% 500% 600% 700% 2008 2009 2010 2011 2012 2013 2014 2015 1Q'16 2Q'16 3Q'16 4Q'16 1Q'17 2Q'17

12 Strong Loan Yields - Declining Cost of Deposits Portfolio Core Loan Yields Cost of Total Deposits 0.33% 0.36% 0.32% 0.28% 0.27% 0.25% 0.00% 0.10% 0.20% 0.30% 0.40% 0.50% $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 $4,000 $4,500 $5,000 2013 2014 2015 2016 1Q'17 2Q'17 Total Deposits Cost of Deposits Our specialty lines of business have optimized our net interest margin through diversification and disciplined pricing as well as accelerating organic loan and deposit growth Note: All dollars in millions Note: Core loan yields exclude accretion, prepayments and other one-time items. 5.26% 5.15% 5.10% 5.04% 4.96% 4.89% 0.00% 0.75% 1.50% 2.25% 3.00% 3.75% 4.50% 5.25% 6.00% $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 $4,000 $4,500 $5,000 2013 2014 2015 2016 1Q'17 2Q'17 Loans Portfolio Core Loan Yield • HEOP’s loan yield at acquisition was 4.44% • HEOP’s cost of deposits at acquisition was 0.25%

13 Revenue & Net Interest Margin Annual Operating Revenue Note: All dollars in millions Note: Operating revenue = net interest income + noninterest income. *Annualized $67 $87 $121 $173 $186 $288 $0.0 $50.0 $100.0 $150.0 $200.0 $250.0 $300.0 2013 2014 2015 2016 1Q'17* 2Q'17* Core Net Interest Margin And delivered revenue growth of 57% as well as strong net interest margin of over 4% 3.93% 4.09% 4.06% 4.20% 4.27% 4.09% 3.70% 3.80% 3.90% 4.00% 4.10% 4.20% 4.30% 2013 2014 2015 2016 1Q'17 2Q'17 • HEOP’s core NIM at acquisition was 3.32%

14 Noninterest Expense & Efficiency Adjusted Noninterest Expense / Avg. Assets Efficiency Ratio In addition to leveraging technology to drive growth, the Company has continually improved its operational processes to achieve greater operating leverage and economies of scale Note: Efficiency Ratio represents the ratio of noninterest expense less other real estate owned operations, core deposit intangible amortization and merger related expense to the sum of net interest income before provision for loan losses and total noninterest income less gains/(loss) on sale of securities, and other-than-temporary impairment recovery (loss) on investment securities. Adjusted noninterest expense excludes other real estate owned operations, core deposit intangible amortization and merger related costs. 64.7% 61.4% 55.9% 53.6% 52.3% 52.3% 0.0% 10.0% 20.0% 30.0% 40.0% 50.0% 60.0% 70.0% 2013 2014 2015 2016 1Q'17 2Q'17 2.95% 2.87% 2.58% 2.55% 2.40% 2.30% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% 2013 2014 2015 2016 1Q'17 2Q'17

15 Pre-Tax, Pre-Provision Income(1) Tangible Book Value per Share $23.4 $33.5 $51.9 $78.5 $86.3 $134.9 $0 $20 $40 $60 $80 $100 $120 $140 2013 2014 2015 2016 1Q'17* Q2'17* $9.08 $10.12 $11.17 $12.51 $12.88 $13.83 $7.00 $8.00 $9.00 $10.00 $11.00 $12.00 $13.00 $14.00 2013 2014 2015 2016 1Q'17 2Q'17 Strong operating income has consistently resulted in shareholder value creation Operating Income and Tangible Book Value Note: All dollars in millions, except per share data Note: Tangible book values are based on basic shares outstanding. Refer to non-GAAP reconciliation (1) Excludes merger-related expenses *Annualized

16 (1) Please refer to non-GAAP reconciliation The consolidated Company and the Bank will remain well capitalized with strong earnings capacity to sustain growth strategy and well-capitalized levels Pro Forma Capital Ratios – As of 6/30/2017 Pacific Premier Plaza Pro forma Well- Capitalized Requirement Consolidated Leverage Ratio 9.9% 9.7% 9.7% N/A Common Equity Tier-1 Ratio 10.7% 10.2% 10.4% N/A Tier-1 Ratio 11.1% 10.2% 10.7% N/A Risk Based Capital Ratio 12.7% 13.6% 12.4% N/A Tangible Common Equity Ratio (1) 9.2% 9.4% 9.0% N/A Bank Leverage Ratio 10.5% 11.0% 10.4% 5.0% Common Equity Tier-1 Ratio 11.9% 11.5% 11.6% 6.5% Tier-1 Ratio 11.9% 11.5% 11.6% 8.0% Risk Based Capital Ratio 12.4% 12.7% 12.0% 10.0%

17 Superior Market Performance (PPBI) Source: SNL Financial, market information as of 6/30/2017 Since June 2015, PPBI’s stock price has significantly outperformed its publicly traded bank peers (SNL Bank Index / NASDAQ Bank Index) PPBI +118% NASDAQ Bank SNL Bank +23% +30% -40.0% -20.0% 0.0% 20.0% 40.0% 60.0% 80.0% 100.0% 120.0% 140.0% 160.0% Jun-15 Aug-15 Oct-15 Dec-15 Feb-16 Apr-16 Jun-16 Aug-16 Oct-16 Dec-16 Feb-17 Apr-17 Jun-17 PPBI SNL Bank NASDAQ Bank

18 Strategically Focused – Financially Motivated PPBI’s management team operates the bank with the understanding we are growing toward $10.0 billion • Our business model is always evolving, transforming and improving • Continue to build a quality banking franchise and leverage our core competencies • Investments in and the strengthening of the entire team is an on-going process Continue to Evolve and Strive for Superior Performance Operational Integrity Leads to Strong Internal Controls and Risk Management PPBI’s operating environment and culture have been built over the years to be scalable • Disciplined credit underwriting culture remains a fundamental underpinning • BSA/AML – automated Rule Based Risk Rating and statistical analytics covering entire client base • CRA – enhanced program to exceed community group requirements and large bank exam standards Keen Focus on Creating Maximum Shareholder Value Management consistently communicates and executes on its strategic plan • Our Board regularly evaluates capital management, strategic direction and the alternatives to maximize shareholder value • Focused on increasing earnings and building TBV through growth strategies and improving efficiencies • Our goal is to create a fundamentally sound franchise with strong earnings and risk management

19 Plaza Bancorp Acquisition – Announced 8/9/2017 Company Highlights  Commercial banking franchise focused on the business communities of Southern California and Las Vegas  7 branches, including 4 in Los Angeles County, 1 in Orange County, 1 in San Diego and 1 in Las Vegas, with 175 total employees (FTE)  Loan mix includes 28.8% owner occupied CRE, 25.1% SBA loans, 16.0% C&I, and 11.3% non-owner occupied CRE  Deposit mix includes 26.7% non-interest bearing and 76.9% non-maturity deposits  Net income of $3.5 million in Q2 2017, which increased 19.6% vs. Q2 2016  Net income of $13.1 million over the last twelve months Company Snapshot - Plaza Bancorp Exchange / Ticker OTC Pink: PLZZ Company Headquarters Irvine, CA Year Established 2005 Financial Highlights ($000s) Total Assets 1,265,925$ Net Income (Last Twelve Months) 13,071$ Net Income (Q2 2017) 3,534$ Return on Average Assets (LTM) 1.11% Return on Average Assets (Q2 2017) 1.19% Net Interest Margin (Q2 2017) 4.83% Efficiency Ratio (Q2 2017) 57.1% Non-Maturity Deposits % of Total Deposits 76.9% Non-Performing Assets / Total Assets 0.39% Source: SNL Financial, Plaza information as of 6/30/2017

20 Transaction Assumptions and Pro Forma Impact Consideration  Fixed exchange ratio of 0.200 for Plaza shareholders – 100% stock consideration, no caps or collars  PPBI issues 6,035,119 shares of common stock  Pro forma ownership of 86.9% for PPBI and 13.1% for Plaza  Transaction value of $226.3 million, or $7.29 per share(1)  Plaza stock options and warrants will be cashed out for in-the-money value of $6.3 million(1) Valuation Multiples  Price / earnings of 15.7x for EPS in Q2 2017, annualized  Price / tangible book value per share of 187.1%  Premium to Plaza’s closing price of 12.2% Pro Forma Impact to PPBI  Immediately accretive to EPS in 2018 and 3.9% accretive in 2019(2)  Immediately accretive to tangible book value per share and tangible book value payback period of 0 years  Internal rate of return greater than 15% Board of Directors  Carpenter Fund Manager GP, LLC, which currently owns approximately 86% of the outstanding shares of Plaza, may designate one individual to serve on the Boards of PPBI and Pacific Premier Bank, so long as it owns at least 9.9% of the combined company Other Assumptions  Closing expected in late Q4 2017 or early Q1 2018  Estimated cost savings of approximately 35.0% of Plaza’s non-interest expense (phased-in 75% in 2018 and 100% in 2019)  No revenue synergies assumed for modeling purposes  Pre-tax one-time merger related expenses of approximately $14.4 million at closing  Expectation for run-off of Plaza’s higher cost deposits after closing (approximately 10% run-off in 2018) Capital Ratios  Pro forma TCE ratio of 9.0%, leverage ratio 9.7% and total risk based capital ratio 12.4% (1) Based on PPBI stock price of $36.45 as of 8/8/2017 (2) PPBI average EPS for 2017 and 2018 per SNL FactSet research. EPS accretion excludes non-recurring merger related expenses

21 Noninterest- Bearing Demand 36.6% Checking and NOW 6.5% Money Mkt. and Savings 40.6% Retail CDs 11.6% Wholesale CDs 4.7% Noninterest- Bearing Demand 26.7% Checking and NOW 3.0% Money Mkt. and Savings 47.2% Retail CDs 15.6% Wholesale CDs 7.5% Noninterest- Bearing Demand 34.8% Checking and NOW 5.9% Money Mkt. and Savings 41.7% Retail CDs 12.3% Wholesale CDs 5.2% Construction 6.6% 1-4 Family 6.6% Multi-Family 15.3% NOO-CRE 22.5% OO-CRE 15.0% C&I 15.1% Farm & Ag. 4.8% Franchise 11.6% SBA 2.2% Consumer and Other 0.2% Construction 0.7% 1-4 Family 8.8% Multi-Family 2.5% NOO-CRE 11.3% OO-CRE 28.8% C&I 16.0% SBA 25.1% Consumer and Other 6.9% Construction 5.5%1-4 Family 7.0% Multi-Family 13.0% NOO-CRE 20.5% OO-CRE 17.5% C&I 15.2% Farm & Ag. 4.0% Franchise 9.5% SBA 6.3% Consumer and Other 1.4% Pro Forma Loans & Deposits Pro Forma(1)PlazaPPBI PPBI Plaza Pro Forma(1) Loan Mix $4.9B Deposits 0.25% Cost of Deposits $1.1B Deposits 0.59% Cost of Deposits $6.0B Deposits 0.31% Cost of Deposits $4.9B Loans 5.29% Yield on Loans $1.1B Loans 5.99% Yield on Loans $5.9B Loans 5.42% Yield on Loans Source: SNL Financial, PPBI and Plaza information for the quarter ended 6/30/2017 (1) Pro forma does not include purchase accounting or merger related adjustments Deposit Mix

Scarcity Value and Organizational Scale

- Combined PPBI and Plaza would become the 5th largest bank headquartered in Southern California[(1)]
- List below includes banks headquartered in Southern California and total assets of $1.0 billion or greater. Excludes pending merger targets and ethnic-focused banking institutions. Sorted by total assets

Company Name	Ticker	Exchange	City	Total Assets	Market Cap.	Loans / Deposits	Deposit Mix: Non-Int. Bearing	Deposit Mix: Non-Maturity
PacWest Bancorp	PACW	NASDAQ	Beverly Hills	$ 22,247	$ 5,809	92.1%	39.7%	86.2%
Banc of California, Inc.	BANC	NYSE	Santa Ana	$ 10,366	$ 1,007	74.0%	14.1%	80.1%
Bofl Holding, Inc.	BOFI	NASDAQ	San Diego	$ 8,502	$ 1,758	107.5%	12.3%	88.3%
CVB Financial Corp.	CVBF	NASDAQ	Ontario	$ 8,418	$ 2,376	70.0%	58.7%	94.0%
Pro Forma PPBI + Plaza	**PPBI**	**NASDAQ**	**Irvine**	**$ 7,707**	**$ 1,680**	**98.1%**	**34.8%**	**82.5%**
Opus Bank	OPB	NASDAQ	Irvine	$ 7,676	$ 886	82.4%	14.8%	92.9%
Farmers & Merchants Bank of Long Beach	FMBL	OTCQB	Long Beach	$ 6,908	$ 1,008	69.5%	39.8%	84.2%
Pacific Premier Bancorp, Inc.	**PPBI**	**NASDAQ**	**Irvine**	**$ 6,441**	**$ 1,460**	**98.2%**	**36.6%**	**83.7%**
First Foundation Inc.	FFWM	NASDAQ	Irvine	$ 3,903	$ 600	99.5%	29.7%	72.8%
Community Bank	CYHT	OTC Pink	Pasadena	$ 3,749	$ 517	96.5%	41.3%	78.8%
Grandpoint Capital, Inc.	GPNC	OTC Pink	Los Angeles	$ 3,252	$ 595	99.1%	36.1%	85.6%
American Business Bank	AMBZ	OTC Pink	Los Angeles	$ 1,778	$ 290	55.5%	52.0%	97.3%
Plaza Bancorp	**PLZZ**	**OTC Pink**	**Irvine**	**$ 1,266**	**$ 196**	**98.4%**	**26.7%**	**76.9%**
Pacific Mercantile Bancorp	PMBC	NASDAQ	Costa Mesa	$ 1,212	$ 183	98.0%	32.2%	72.7%
Silvergate Bank	-	-	La Jolla	$ 1,205	-	87.7%	46.5%	80.1%
Provident Financial Holdings, Inc.	PROV	NASDAQ	Riverside	$ 1,201	$ 147	98.5%	8.4%	71.1%
H Bancorp LLC	-	-	Irvine	$ 1,097	-	110.3%	41.3%	92.6%
Malaga Financial Corporation	MLGF	OTC Pink	Palos Verdes Estates	$ 1,020	$ 173	122.7%	14.9%	65.6%
Median				**$ 3,749**	**$ 600**	**98.0%**	**36.1%**	**83.7%**

(1) Includes the following counties: Orange, Los Angeles, San Bernardino, Riverside and San Diego
Source: SNL Financial for most recent quarter. Market data as of 8/8/2017
Note: All dollars in millions
Note: Does not include impact from acquisitions pending as of or completed after the most recent quarter

22

23 • Proven track record of executing on acquisitions and organic growth • Well positioned to evaluate attractive acquisition opportunities • Continue to drive economies of scale and operating leverage • Positioned to deliver continued growth and strong profitability • Ability to integrate business lines that generate higher risk adjusted returns • Create scarcity value among banks in Southern California PPBI Outlook Building Long-term Franchise Value

24 Appendix material

Consolidated Financial Highlights

	June 30, 2016	September 30, 2016	December 31, 2016	March 31, 2017	June 30, 2017
Summary Balance Sheet					
Total Assets	$3,597,666	$3,754,831	$4,036,311	$4,174,428	$6,440,631
Loans Held for Investment	2,920,619	3,090,839	3,241,613	3,385,697	4,858,611
Total Deposits	2,931,001	3,059,752	3,145,581	3,297,073	4,946,431
Loans Held for Investment / Total Deposits	99.6%	101.0%	103.1%	102.7%	98.2%
Summary Income Statement					
Total Revenue	$42,011	$44,977	$46,622	$46,386	$72,097
Total Non-Interest Expense	23,695	25,860	25,377	29,747	48,496
Provision for Loan Losses	1,589	4,013	2,054	2,502	1,904
Net Income	10,369	9,227	11,953	9,521	14,176
Diluted EPS	$0.37	$0.33	$0.43	$0.34	$0.35
Performance Ratios					
Return on Average Assets	1.16%	1.00%	1.24%	0.94%	0.89%
Return on Average Tangible Common Equity	13.30%	11.35%	14.17%	11.03%	11.33%
Return on Adjusted Average Tangible Common Equity	13.68%	11.35%	14.72%	14.76%	16.21%
Efficiency Ratio	54.4%	57.0%	50.9%	52.3%	52.3%
Net Interest Margin	4.48%	4.41%	4.59%	4.39%	4.40
Asset Quality					
Delinquent Loans to Loans Held for Investment	0.19%	0.18%	0.03%	0.01%	0.06%
Allowance for Loan Losses to Loans Held for Investment	0.65%	0.71%	0.66%	0.68%	0.52%
Nonperforming Assets to Total Assets	0.13%	0.17%	0.04%	0.02%	0.01%
Net Loan Charge-offs to Average Total Loans	0.04%	0.04%	0.08%	0.02%	- %
Allowance for Loan Losses as a % of Nonperforming	467%	381%	1866%	4498%	6343%
Classified Assets to Total Risk-Based Capital	6.07%	5.05%	3.00%	2.54%	4.98%
Capital Ratios					
Tangible Common Equity/ Tangible Assets *	9.42%	9.28%	8.86%	8.85%	9.18%
Tangible Book Value Per Share *	$11.87	$12.22	$12.51	$12.88	$13.83
Common Equity Tier 1 Risk-based Capital Ratio	10.53%	10.36%	10.12%	9.84%	10.71%
Tier 1 Risk-based Ratio	10.84%	10.66%	10.41%	10.11%	11.09%
Risk-based Capital Ratio	13.37%	13.14%	12.72%	12.34%	12.70%

(1) Represents the ratio of noninterest expense less OREO operations, core deposit intangible amortization and merger related expense to the sum of net interest income before provision for loan losses and total noninterest income less gains/(loss) on sale of securities.

(2) Nonperforming assets excludes nonperforming investment securities.

(3) Classified assets includes substandard loans, doubtful, substandard investment securities, and OREO.

* Please refer to non-GAAP reconciliation

Note: All dollars in thousands, except per share data

25

Non-GAAP Financial Measures

Tangible common equity to tangible assets (the "tangible common equity ratio") and tangible book value per share are a non-GAAP financial measures derived from GAAP-based amounts. We calculate the tangible common equity ratio by excluding the balance of intangible assets from common stockholders' equity and dividing by tangible assets. We calculate tangible book value per share by dividing tangible common equity by common shares outstanding, as compared to book value per common share, which we calculate by dividing common stockholders' equity by common shares outstanding. We believe that this information is consistent with the treatment by bank regulatory agencies, which exclude intangible assets from the calculation of risk-based capital ratios. Accordingly, we believe that these non-GAAP financial measures provide information that is important to investors and that is useful in understanding our capital position and ratios. However, these non-GAAP financial measures are supplemental and are not a substitute for an analysis based on GAAP measures. As other companies may use different calculations for these measures, this presentation may not be comparable to other similarly titled measures reported by other companies. A reconciliation of the non-GAAP measure of tangible common equity ratio to the GAAP measure of common equity ratio and tangible book value per share to the GAAP measure of book value per share are set forth below.

	December 31, 2013	December 31, 2014	December 31, 2015	June 30, 2016	September 30, 2016	December 31, 2016	March 31, 2017	June 30, 2017
Total stockholders' equity	$ 175,226	$ 199,592	$ 298,980	$ 440,630	$ 449,965	$ 459,740	$ 471,025	$ 959,731
Less: Intangible assets	(24,056)	(28,564)	(58,002)	(112,439)	(111,915)	(111,941)	(111,432)	(405,869)
Tangible common equity	$ 151,170	$ 171,028	$ 240,978	$ 328,191	$ 338,050	$ 347,799	$ 359,593	$ 553,862
Total assets	$ 1,714,187	$ 2,038,897	$ 2,790,646	$ 3,597,666	$ 3,754,831	$ 4,036,311	$ 4,174,428	$ 6,440,631
Less: Intangible assets	(24,056)	(28,564)	(58,002)	(112,439)	(111,915)	(111,670)	(111,432)	(405,869)
Tangible assets	$ 1,690,131	$ 2,010,333	$ 2,732,644	$ 3,485,227	$ 3,642,916	$ 3,924,641	$ 4,062,996	$ 6,034,762
Common Equity ratio	10.22%	9.79%	10.71%	12.25%	11.98%	11.39%	11.28%	14.90%
Less: Intangible equity ratio	(1.28%)	(1.28%)	(1.89%)	(2.83%)	(2.70%)	(2.53%)	(2.43%)	(5.72%)
Tangible common equity ratio	8.94%	8.51%	8.82%	9.42%	9.28%	8.86%	8.85%	9.18%
Basic shares outstanding	16,656,279	16,903,884	21,570,746	27,650,533	27,656,533	27,798,283	27,908,816	40,048,758
Book value per share	$ 10.52	$ 11.81	$ 13.86	$ 15.94	$ 16.27	$ 16.54	$ 16.88	$ 23.96
Less: Intangible book value per share	(1.44)	(1.69)	(2.69)	(4.07)	(4.05)	(4.03)	(4.00)	(10.13)
Tangible book value per share	$ 9.08	$ 10.12	$ 11.17	$ 11.87	$ 12.22	$ 12.51	$ 12.88	$ 13.83

Note: All dollars in thousands, except per share data

26

Non-GAAP Financial Measures-Continued

Pre-tax, pre-provision income, excluding merger-related expense, is a non-GAAP financial measure derived from GAAP-based amounts. We calculate it by excluding income taxes, the provision for loan losses and merger-related expenses. We believe that this non-GAAP financial measure provides information that is important to investors. However, this non-GAAP financial measure is a supplement and is not a substitute for an analysis based on GAAP measures. As other companies may use different calculations for this measure, this presentation may not be comparable to other similarly titled measures reported by other companies. A reconciliation of pre-tax, pre-provision income, excluding merger-related expenses is set forth below.

	For the Years Ended				Annualized Three Months Ended	
	December 31, 2013	December 31, 2014	December 31, 2015	December 31, 2016	March 31, 2017	June 30, 2017
Net income	$ 8,993	$ 16,616	$ 25,515	$ 40,103	$ 38,084	$ 56,704
Add: Income tax	5,587	10,719	15,209	25,215	18,464	30,084
Add: Provision for loan losses	1,860	4,684	6,425	8,776	10,008	7,616
Add: Merger-related expense	6,926	1,490	4,799	4,388	19,784	40,468
Pre-tax, pre-provision income (excluding merger-related expense)	$ 23,366	$ 33,509	$ 51,948	$ 78,482	$ 86,340	$ 134,872

Note: All dollars in thousands

27